Cash and Cash Equivalents and Investment Securities - Summary of Cash and Cash Equivalents and Investments in Short-Term Debt Securities (Detail) - USD ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Disclosure of detailed information about borrowings [abstract]
Short-term bank deposits	$ 4,964	$ 4,201
Cash and bank accounts	6,210	6,131
Cash and cash equivalents	11,174	10,332
Bank overdrafts	0	(17)
Total	$ 11,174	$ 10,314	$ 9,890	$ 12,043